for period ending april 30, 2006	exhibit 77Q1

File number 811-8767			Series 1,2,3 and 6


INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT
Contract made as of April 1, 2006 between UBS MONEY SERIES, a Delaware statutory trust Trust, and UBS GLOBAL ASSET MANAGEMENT AMERICAS
INC. UBS Global Americas, a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
WHEREAS, the Trust is registered under the Investment Company
Act of 1940, as amended 1940 Act, as an open-end investment management company, and intends to offer for public sale a distinct series of shares of beneficial interest, UBS Cash Reserves Fund, corresponding to a distinct portfolio; and WHEREAS, the Trust desires to retain UBS Global Americas as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to UBS Cash Reserves Fund and any other Series to which this Contract may hereafter be made applicable each a Series, and UBS Global Americas is willing to furnish such services;
NOW, THEREFORE,in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
      1. Appointment. The Trust hereby appoints UBS Global Americas as investment adviser and administrator of the Trust with respect to each Series for the period and on the terms set forth in this Contract. UBS Global Americas accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
      2. Duties as Investment Adviser.
      a Subject to the supervision of the Trusts Board of Trustees Board, UBS Global Americas will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. UBS Global Americas will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.
      b UBS Global Americas agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, UBS Global Americas may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and UBS Global Americas, pursuant to Board authorization, may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to UBS Global Americas determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global Americas to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever UBS Global Americas simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by UBS
	Global Americas, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.
      c UBS Global Americas will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS
	Global Americas hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.
      d UBS Global Americas will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto Registration Statement or as more frequently requested by the Board.
      e The Trust hereby authorizes UBS Global Americas and any entity or person associated with UBS Global Americas which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11a of the Securities Exchange Act of 1934, and the Trust hereby consents to the retention of compensation by UBS Global Americas or any person or entity associated with UBS Global Americas.
      3. Duties as Administrator. UBS Global Americas will administer the affairs of the Trust with respect to each Series subject to the supervision of the Board and the following understandings:
      a UBS Global Americas will supervise all aspects of the operations of the Trust and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.
      b UBS Global Americas will provide the Trust and each Series with such corporate, administrative and clerical personnel including officers of the Trust and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.
      c UBS Global Americas will arrange, but not pay, for the periodic preparation, updating, filing and dissemination as applicable of the Trusts Registration Statement, proxy material, tax returns and required reports to each Series shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.
      d UBS Global Americas will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
      e UBS Global Americas will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.
      4. Further Duties. In all matters relating to the performance of this Contract, UBS Global Americas will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
      5. Delegation of UBS Global Americas Duties as Investment
	Adviser and Administrator. With respect to any or all Series, UBS Global Americas may enter into one or more contracts
	Sub-Advisory or Sub-Administration Contract with a sub-adviser or sub-administrator in which UBS Global Americas delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which UBS Global Americas is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.
      6. Services Not Exclusive.  The services furnished by UBS
	Global Americas hereunder are not to be deemed exclusive and UBS Global Americas shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS
	Global Americas who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
      7. Expenses.
      a During the term of this Contract, each Series will bear all expenses not specifically assumed by UBS Global Americas incurred in its operations and the offering of its shares.
      b Expenses borne by each Series will include but not be limited to the following or each Series proportionate share of the following: i the cost including brokerage commissions of securities purchased or sold by the Series and any losses incurred in connection therewith; ii fees payable to and expenses incurred on behalf of the Series by UBS Global Americas under this Contract; iii expenses of organizing the Trust and the Series; iv filing fees and expenses relating to the registration and qualification of the Series shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications v fees and salaries payable to the Trusts Trustees and officers who are not interested persons of the Trust or UBS Global Americas; vi all expenses incurred in connection with the Trustees services, including travel expenses; vii taxes including any income or franchise taxes and governmental fees; viii costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; ix any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; x legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; xi charges of custodians, transfer agents and other agents including any lending agent; xii costs of preparing share certificates xiii expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; xiv costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; xv any extraordinary expenses including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders incurred by the Trust or Series; xvi fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations xvii the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof xviii the cost of investment company literature and other publications provided by the Trust to its Trustees and officers xix costs of mailing, stationery and communications equipment xx expenses incident to any dividend, withdrawal or redemption options xxi charges and expenses of any outside pricing service used to value portfolio securities and xxii interest on borrowings of the Series.
      c The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by UBS Global Americas and acknowledged as otherwise payable by UBS Global Americas pursuant to this Contract, the Series may reduce the fee payable to UBS Global Americas pursuant to paragraph 8 hereof by such amount.
	To the extent that such deductions exceed the fee payable to UBS Global Americas on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.
      d UBS Global Americas will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.
      e The payment or assumption by UBS Global Americas of any expenses of the Trust or a Series that UBS Global Americas is not required by this Contract to pay or assume shall not obligate UBS Global Americas to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.
      8. Compensation.
      a For the services provided and the expenses assumed pursuant to this Contract, with respect to UBS Cash
	Reserves Fund, the Trust will pay to UBS Global Americas a fee, computed daily and paid monthly, at an annual rate of 0.33% of each such Series average daily net assets.
      b For the services provided and the expenses assumed pursuant to this Contract with respect to any Series as to which this Contract hereafter is made applicable, the Trust will pay to UBS Global Americas from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement Fee
	Agreement executed by the Trust on behalf of such Series and by UBS Global Americas. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.
      c The fee shall be computed daily and paid monthly to UBS Global
	Americas on or before the first business day of the next succeeding calendar month.
      d If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full
	month in which such effectiveness or termination occurs.
      9. Limitation of Liability of UBS Global Americas.  UBS Global
	Americas and its delegates, including any Sub-Adviser or
	Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of UBS Global Americas, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global Americas even though paid by it.
      10. Duration and Termination.
      a This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of that Series outstanding voting securities.
      b Unless sooner terminated as provided herein, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.
      c Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days written notice to UBS Global Americas or by UBS Global Americas at any time, without the payment of any penalty, on sixty days written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.
      11. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and UBS Global Americas agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.
      12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given
	Series shall be effective until approved by vote of a majority of such Series outstanding voting securities.
      13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940
	Act, the latter shall control.
      14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.




Attest: 	/s/ Tammie Lee
Name: Tammie Lee
Title: VP & Asst. Secretary
UBS MONEY SERIES

By: /s/ Thomas Disbrow
Name: Thomas Disbrow
Title: VP & Treasurer


Attest: 	/s/ Eric Sanders
Name: Eric Sanders
Title: Director and Assoc. GC
UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title:  Executive Director & Sr. Assoc. Gen. Counsel


INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT

Contract made as of April 1, 2006 between UBS MONEY SERIES, a
Delaware statutory trust Trust, and UBS GLOBAL ASSET MANAGEMENT
AMERICAS INC. UBS Global Americas, a Delaware corporation registered as an investment adviser under the Investment Advisers
Act of 1940, as amended.
WHEREAS, the Trust is registered under the Investment
Company Act of 1940, as amended 1940 Act, as an open-end investment management company, and intends to offer for public sale a distinct series of shares of beneficial interest, UBS Liquid Assets Fund, corresponding to a distinct portfolio and WHEREAS, the Trust desires to retain UBS Global Americas as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to UBS Liquid Assets Fund and any other Series to which this Contract may hereafter be made applicable each a Series, and UBS Global Americas is willing to furnish such services
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
      15. Appointment. The Trust hereby appoints UBS Global Americas as investment adviser and administrator of the Trust with respect to each Series for the period and on the terms set forth in this Contract. UBS Global Americas accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
      16. Duties as Investment Adviser.
      a Subject to the supervision of the Trusts Board of Trustees
	Board, UBS Global Americas will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. UBS Global Americas will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.
      b UBS Global Americas agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution provided that, on behalf of any Series, UBS Global
	Americas may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and UBS Global Americas, pursuant to Board authorization, may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to UBS Global Americas determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global Americas to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever UBS Global Americas simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by UBS Global Americas, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.
	The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.
      c UBS Global Americas will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global Americas hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.
      d UBS Global Americas will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto Registration Statement or as more frequently requested by the Board.
      e The Trust hereby authorizes UBS Global Americas and any entity or person associated with UBS Global Americas which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11a of the Securities Exchange Act of 1934, and the Trust hereby consents to the retention of compensation by UBS Global Americas or any person or entity associated with UBS Global Americas.
      17. Duties as Administrator. UBS Global Americas will administer the affairs of the Trust with respect to each Series subject to
	the supervision of the Board and the following understandings:
      a UBS Global Americas will supervise all aspects of the operations
	of the Trust and each Series, including oversight of transfer
	agency, custodial and accounting services, except as hereinafter set forth provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.
      b UBS Global Americas will provide the Trust and each Series with such corporate, administrative and clerical personnel including officers of the Trust and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.
      c UBS Global Americas will arrange, but not pay, for the periodic preparation, updating, filing and dissemination as applicable of the Trusts Registration Statement, proxy material, tax returns and required reports to each Series shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.
      d UBS Global Americas will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
      e UBS Global Americas will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.
      18. Further Duties. In all matters relating to the performance of this Contract, UBS Global Americas will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
      19. Delegation of UBS Global Americas Duties as Investment
	Adviser and Administrator. With respect to any or all Series, UBS Global Americas may enter into one or more contracts
	Sub-Advisory or Sub-Administration Contract with a sub-adviser or sub-administrator in which UBS Global Americas delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which UBS Global Americas is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.
      20. Services Not Exclusive. The services furnished by UBS Global Americas hereunder are not to be deemed exclusive and UBS
	Global Americas shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS Global Americas who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
      21. Expenses.
      a For the services provided and expenses assumed pursuant to this Contract with respect to the Series, the Trust will pay to UBS Global Americas a fee, computed daily and paid monthly. Where the services are provided directly by UBS Global Americas or an affiliate, the fees will be limited to reimbursement of UBS Global Americas direct administrative cost and expense and will exclude any profit or overhead charges. Where UBS Global Americas arranges for an unaffiliated person to provide services, the Trust will reimburse UBS Global Americas for the cost of the services provided by the unaffiliated person, but no additional profit or overhead charge will be included. Hereinafter, the fees and expenses payable by the Fund under this Paragraph 7a are referred to as Direct Expenses.
      b Subject to Paragraph 7a, the Direct Expenses borne by each Series will include but not be limited to the following or each Series proportionate share of the following: i expenses of paying the salaries and expenses of the Trusts officers and other personnel engaged in administering the Trusts business ii expenses of monitoring financial and shareholder accounting services provided by the Trusts custodian and transfer agent, respectively iii expenses of responding to shareholder inquiries and disseminating information to shareholders iv expenses of monitoring compliance with the Trusts registration statements and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code of 1986, as amended v expenses or preparing semi-annual and annual reports to shareholders vi expenses of preparing filings required by the SEC vii expenses of preparing federal, state and local tax returns viii expenses of paying notice filing fees under state securities laws ix expenses of organizing annual and special meetings of shareholders x the cost including brokerage commissions of securities purchased or sole by the Series and any losses incurred in connection therewith ix expenses of organizing annual and special meetings of shareholders x the cost including brokerage commissions of securities purchased or sold by the Series and any losses incurred in connection therewith xi expenses incurred on behalf of the Series by UBS Global Americas under this Contract xi expenses of organizing the Trust and the Series xiii filing fees and expenses relating to the registration and qualification of the Series shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications xiv fees and salaries payable to the Trusts trustees and officers who are not interested persons of the Trust or UBS Global Americas xv all expenses incurred in connection with the Trustees services, including travel expenses xvi taxes including any income or franchise taxes and governmental fees xvii costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds xviii any costs, expenses, or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law xix legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust xx charges of custodians, transfer agents and other agents including any lending agent xxi costs of preparing share certificates xxii expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders xxiii costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders xxiv any extraordinary expenses including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders incurred by the Trust or Series xxv fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations xxvi the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof xxvii the cost of investment company literature and other publications provided by the Trust to its Trustees and officers xxviii costs of mailing, stationery and communications equipment xxix expenses incident to any dividend, withdrawal or redemption options xxx charges or expenses of any outside pricing service used to value portfolio securities and xxxi interest on borrowings of the Series and xxxii any other costs and expenses incurred in managing the portfolio of a Series.
      c The Trust or a Series may pay directly any Direct Expense incurred by it in its normal operations and, if any such payment is consented to by UBS Global Americas and acknowledged as otherwise payable by UBS Global Americas pursuant to this Contract, the Series may reduce any amounts otherwise payable to UBS Global Americas pursuant to this Contract. To the extent that such deductions exceed the amounts payable to UBS Global Americas on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.
      d UBS Global Americas will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.
      e The payment or assumption by UBS Global Americas of any expenses of the Trust or a Series that UBS Global Americas is not required by this Contract to pay or assume shall not obligate
	UBS Global Americas to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.
      22. Compensation.
      a UBS Global Americas shall not receive any compensation from the Series other than reimbursement for the Series
	Direct Expenses, as provided in paragraph 7.
      b For the services provided and the expenses assumed pursuant to this Contract with respect to any Series as to which this Contract hereafter is made applicable, the Trust will pay to UBS Global Americas from the assets of such Series compensation in an amount to be agreed upon in a written fee agreement Fee Agreement executed by the Trust on behalf of such Series and by UBS Global Americas. All such Fee
	Agreements shall provide that they are subject to all terms and conditions of this Contract.
      c Any compensation or reimbursement due to UBS Global Americas shall be computed daily and paid monthly to UBS Global Americas on or before the first business day of the next succeeding calendar month.
      d If this Contract becomes effective or terminates before the end of any month, UBS Global Americas compensation or reimbursement for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
      23. Limitation of Liability of UBS Global Americas.  UBS Global
	Americas and its delegates, including any Sub-Adviser or Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance,
	 bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of UBS Global Americas, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global Americas even though paid by it.
      24. Duration and Termination.
      a This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of that Series outstanding voting securities.
      b Unless sooner terminated as provided herein, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.
      c Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days written notice to UBS Global Americas or by UBS Global
	Americas at any time, without the payment of any penalty, on sixty days written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.
      25. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and UBS Global Americas agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.
      26. Amendment of this Contract. No provision of this Contract may be changed, waived discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by vote of a majority of such Series outstanding voting securities.
      27. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.
      28. Miscellaneous. The captions in this contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.




Attest: 	/s/ Tammie Lee
Name: Tammie Lee
Title: VP & Asst. Secretary
UBS MONEY SERIES

By: /s/ Thomas Disbrow
Name: Thomas Disbrow
Title: VP & Treasurer


Attest: 	/s/ Eric Sanders
Name: Eric Sanders
Title: Director and Assoc. GC
UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title:  Executive Director & Sr. Assoc. Gen. Counsel


INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT
Contract made as of April 1, 2006 between UBS MONEY SERIES, a Delaware statutory trust Trust, and UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.
UBS Global Americas, a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended 1940 Act, as an open-end investment management company, and intends to offer for public sale distinct series of shares of beneficial interest Series, each corresponding to a distinct portfolio and WHEREAS, the Trust desires to retain UBS Global Americas as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust and each Series as now exists and as hereafter may be established provided that the Board of Trustees Board approves the applicability of this Contract to such subsequent Series, and UBS Global Americas is willing to furnish such services
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
      1. Appointment. The Trust hereby appoints UBS Global Americas as investment adviser and administrator of the Trust and each Series for the period and on the terms set forth in this Contract.
	UBS Global Americas accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
      2. Duties as Investment Adviser.
      a Subject to the supervision of the Board, UBS Global Americas will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. UBS Global Americas will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.
      b UBS Global Americas agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution provided that, on behalf of any Series, UBS Global Americas may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and UBS Global Americas may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to UBS Global Americas determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global Americas to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever UBS Global Americas simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by UBS Global Americas, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.
      c UBS Global Americas will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global Americas hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.
      d UBS Global Americas will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto Registration Statement or as more frequently requested by the Board.
      e The Trust hereby authorizes UBS Global Americas and any entity or person associated with UBS Global Americas which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by
	Section 11a of the 1934 Act, and the Trust hereby consents to the retention of compensation by UBS Global Americas or any person or entity associated with UBS Global Americas
      3. Duties as Administrator. UBS Global Americas will administer the affairs of the Trust and each Series subject to the supervision of the Board and the following understandings:
      a UBS Global Americas will supervise all aspects of the operations of the Trust and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.
      b UBS Global Americas will provide the Trust and each Series with such corporate, administrative and clerical personnel including officers of the Trust and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.
      c UBS Global Americas will arrange for the periodic preparation, updating, filing and dissemination as applicable of the Trusts Registration Statement, proxy material, tax returns and required reports to each Series shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.
      d UBS Global Americas will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
      e UBS Global Americas will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.
      4. Further Duties. In all matters relating to the performance of this Contract, UBS Global Americas will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
      5. Delegation of UBS Global Americas Duties as Investment Adviser and Administrator. With respect to any or all Series, UBS Global Americas may enter into one or more contracts Sub-Advisory or Sub-Administration Contract with a sub-adviser or sub-administrator in which UBS Global Americas delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which UBS Global Americas is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.
      6. Services Not Exclusive.  The services furnished by UBS Global
	Americas hereunder are not to be deemed exclusive and UBS Global
	Americas shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS Global Americas who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
      7. Expenses.
      a UBS Global Americas will bear all expenses incurred in the operation of each Series to which this Contract is applicable, including the Series allocable share of the expenses of the Trust, other than i the investment and advisory fee payable under this Contract, ii the fees payable pursuant to any Shareholder Service
	Plan adopted by the Trust with respect to the Series or a class of shares of the Series, iii fees and expenses of the Independent
	Trustees defined in paragraph 10a below, including counsel fees of the Independent Trustees, iv interest, taxes and the cost including brokerage commissions and other transaction costs, if any of securities purchased or sold by the Series and any losses incurred in connection therewith and v extraordinary expenses such as costs of litigation to which the Trust or a Series is a party and of indemnifying officers and Trustees of the Trust, which will be borne by the Trust or Series, as applicable.
      b The expenses to be borne by UBS Global Americas include the following or each Series proportionate share of the following:
	i expenses of organizing the Trust and the Series ii filing fees and expenses relating to the registration and qualification of the Series shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications iii fees and salaries payable to the Trusts Trustees and officers iv all expenses incurred in connection with the services of Trustees other than the Independent Trustees, including travel expenses v costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds vi legal, accounting and auditing expenses, other than the legal fees of special counsel for the Independent Trustees vii charges of custodians, transfer agents and other agents including any lending agent viii costs of preparing share certificates ix expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders x costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders xi fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations xii the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof xii the cost of investment company literature and other publications provided by the Trust to its Trustees and officers xiii costs of mailing, stationery and communications equipment xiv expenses incident to any dividend, withdrawal or redemption options xv charges and expenses of any outside pricing
	 service used to value portfolio securities and xvi interest on borrowings of UBS Select Money Market Fund.
      c The payment or assumption by UBS Global Americas of any expenses of the Trust or a Series that UBS Global Americas is not required by this Contract to pay or assume shall not obligate UBS Global Americas to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.
      8. Compensation.
      a For the services provided and the expenses assumed pursuant to this Contract, with respect to UBS Select Money Market Fund, the
	Trust will pay to UBS Global Americas a fee, computed daily and paid monthly, at an annual rate of 0.18% of such Series average daily net assets less that Series allocable share of the accrued fees and expenses of the Independent Trustees including counsel fees of the Independent Trustees.
      b For the services provided and the expenses assumed pursuant to this Contract with respect to any Series hereafter established and for which the Board approves the applicability of this Contract, the Trust will pay to UBS Global Americas from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement Fee Agreement executed by the Trust on behalf of such Series and by UBS Global Americas. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.
      c The fee shall be computed daily and paid monthly to UBS Global
	Americas on or before the first business day of the next succeeding calendar month.
      d If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full
	month in which such effectiveness or termination occurs.
      9. Limitation of Liability of UBS Global Americas.  UBS Global
	Americas and its delegates, including any Sub-Adviser or
	Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of UBS Global Americas, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global Americas even though paid by it.
      10. Duration and Termination.
      a This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of that Series outstanding voting securities.
      b Unless sooner terminated as provided herein, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of the Independent
	Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.
      c Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days written notice to UBS Global Americas or by UBS Global Americas at any time, without the payment of any penalty, on sixty days written notice to the Trust. Termination of this Contract with respect to any given
	Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series.
	This Contract will automatically terminate in the event of its assignment.
      11. Limitation of Liability of the Trustees, Officers and Shareholders of the Trust. The Trustees and officers of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and UBS Global
	Americas agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees, officers or shareholders.
      12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by vote of a majority of such Series outstanding voting securities.
      13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.
      14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.
	This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
	As used in this Contract, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.




Attest: 	/s/ Tammie Lee
Name: Tammie Lee
Title: VP & Asst. Secretary
UBS MONEY SERIES

By: /s/ Thomas Disbrow
Name: Thomas Disbrow
Title: VP & Treasurer


Attest: 	/s/ Eric Sanders
Name: Eric Sanders
Title: Director and Assoc. GC
UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title:  Executive Director & Sr. Assoc. Gen. Counsel


INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT
Contract made as of April 1, 2006, between UBS MONEY SERIES, a Delaware statutory trust Trust, and UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.
UBS Global Americas, a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended 1940 Act, as an open-end management investment company, and offers for public sale distinct series of shares of beneficial interest Series, each corresponding to a distinct portfolio and WHEREAS, the Trust desires to retain UBS Global Americas as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to its UBS Select Treasury Fund the Fund, and UBS Global Americas is willing to furnish such services
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
      29. Appointment. The Trust hereby appoints UBS Global Americas as investment adviser and administrator of the Trust with respect to the Fund for the period and on the terms set forth in this Contract.
	UBS Global Americas accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
      30. Duties as Investment Adviser.
      a Subject to the supervision of the Board of Trustees of the Trust
	Board, UBS Global Americas will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. UBS Global Americas will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund.
      b UBS Global Americas agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution provided that, on behalf of the Fund, UBS Global Americas may, in its discretion, use brokers who provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and UBS Global Americas may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to UBS Global Americas determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of UBS Global Americas to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever UBS Global Americas simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by UBS Global Americas, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The
	Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
      c UBS Global Americas will oversee the maintenance of all books and records with respect to the securities transactions of the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, UBS Global Americas hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.
      d UBS Global Americas will oversee the computation of the net asset value and the net income of the Fund as described in the currently effective registration statement of the Trust under the Securities
	Act of 1933, as amended, and the 1940 Act and any supplements thereto Registration Statement or as more frequently requested by the Board.
      e The Trust hereby authorizes UBS Global Americas and any entity or person associated with UBS Global Americas which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by
	Section 11a of the Securities Exchange Act of 1934, as amended, and the Trust hereby consents to the retention of compensation by UBS Global AM or any person or entity associated with UBS Global Americas.
      31. Duties as Administrator. UBS Global Americas will administer the affairs of the Trust and the Fund subject to the supervision of the Board and the following understandings:
      a UBS Global Americas will supervise all aspects of the operations of the Trust and the Fund, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and the Fund.
      b UBS Global Americas will provide the Trust and the Fund with such corporate, administrative and clerical personnel including officers of the Trust and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and the Fund.
      c UBS Global Americas will arrange for the periodic preparation, updating, filing and dissemination as applicable of the Trusts Registration Statement, proxy material, tax returns and required reports to the Funds shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.
      d UBS Global Americas will provide the Trust and the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.
      e UBS Global Americas will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of UBS Global Americas.
      32. Further Duties. In all matters relating to the performance of this Contract, UBS Global Americas will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
      33. Delegation of UBS Global Americas Duties as Investment Adviser and Administrator. UBS Global Americas may enter into one or more contracts Sub-Advisory or Sub-Administration Contract with a sub-adviser or sub-administrator in which UBS delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which UBS Global Americas is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.
      34. Services Not Exclusive. The services furnished by UBS Global Americas hereunder are not to be deemed exclusive and UBS Global Americas shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of UBS Global Americas who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
      35. Expenses.
      a UBS Global Americas will bear all expenses incurred in the operation of the Fund, including the Funds allocable share of the expenses of the Trust, other than i the investment advisory and administration fee payable under this Contract, ii the fees payable pursuant to any Shareholder Service Plan adopted by the Trust with respect to the Fund or a class of shares of the Fund, iii fees and expenses of the Independent Trustees defined in paragraph 10a below, including counsel fees of the Independent Trustees, iv interest, taxes and the cost including brokerage commissions and other transaction costs, if any of securities purchased or sold by the Fund and any losses incurred in connection therewith and v extraordinary expenses such as costs of litigation to which the Trust or the Fund is a party and of indemnifying officers and Trustees of the Trust, which will be borne by the Trust or the Fund, as applicable.
      b The expenses to be borne by UBS Global Americas include the following or the Funds proportionate share of the following:
	i expenses of organizing the Trust and the Fund ii filing fees and expenses relating to the registration and qualification of the Funds shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications iii fees and salaries payable to the Trusts Trustees and officers except as otherwise provided herein iv all expenses incurred in connection with the services of Trustees other than the Independent Trustees, including travel expenses v costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds vi legal, accounting and auditing expenses, other than the legal fees of special counsel for the Independent Trustees vii charges of custodians, transfer agents and other agents including any lending agent viii costs of preparing share certificates ix expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders x costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders xi fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations xii the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof xii the cost of investment company literature and other publications provided by the Trust to its Trustees and officers xiii costs of mailing, stationery and communications equipment xiv expenses incident to any dividend, withdrawal or redemption options xv charges and expenses of any outside pricing service used to value portfolio securities and xvi interest on borrowings of the Fund.
      c The payment or assumption by UBS Global Americas of any expense of the Trust or the Fund that UBS Global Americas is not required by this Contract to pay or assume shall not obligate UBS Global
	Americas to pay or assume the same or any similar expense of the Trust or the Fund on any subsequent occasion.
      36. Compensation.
      a For the services provided and the expenses assumed pursuant to this Contract, with respect to the Fund, the Trust will pay to UBS Global Americas a fee, computed daily and paid monthly, at an annual rate of 0.18% of such Funds average daily net assets, less the Funds allocable share of the accrued fees and expenses of the Independent Trustees including counsel fees of the Independent Trustees.
      b The fee shall be computed daily and paid monthly to UBS Global
	Americas on or before the first business day of the next succeeding calendar month.
      c If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.
      37. Limitation of Liability of UBS Global Americas.  UBS Global
	Americas and its delegates, including any Sub-Adviser or Sub-Administrator to the Fund or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.
	Any person, even though also an officer, director, employee, or agent of UBS Global Americas, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to the Fund or the Trust or acting with respect to any business of the Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of UBS Global Americas even though paid by it.
      38. Duration and Termination.
      a This Contract shall become effective upon the date hereabove written provided that this Contract shall not take effect unless it has first been approved i by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and ii by vote of a majority of the Funds outstanding voting securities.
      b Unless sooner terminated as provided herein, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually i by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and ii by the Board or by vote of a majority of the outstanding voting securities of the Fund.
      c Notwithstanding the foregoing, with respect to the Fund this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days written notice to UBS Global Americas or by UBS Global Americas at any time, without the payment of any penalty, on sixty days written notice to the Trust. This Contract will automatically terminate in the event of its assignment.
      39. Limitation of Liability of the Trustees, Officers and Shareholders of the Trust. The Trustees and officers of the Trust and the shareholders of any series thereof, including the Fund, shall not be liable for any obligations of any series or the Trust under this Contract, and UBS Global Americas agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees, officers or shareholders.
      40. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Contract shall be effective until approved by vote of a majority of the Funds outstanding voting securities.
      41. Governing Law. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940
	Act, the latter shall control.
      42. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This
	Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser,national securities exchange, net assets, prospectus, sale, sell and security shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.



Attest: 	/s/ Tammie Lee
Name: Tammie Lee
Title: VP & Asst. Secretary
UBS MONEY SERIES

By: /s/ Thomas Disbrow
Name: Thomas Disbrow
Title: VP & Treasurer


Attest: 	/s/ Eric Sanders
Name: Eric Sanders
Title: Director and Assoc. GC
UBS GLOBAL ASSET MANAGEMENT AMERICAS INC.

By: /s/ Keith A. Weller
Name: Keith A. Weller
Title:  Executive Director & Sr. Assoc. Gen. Counsel

UBS MONEY SERIES - ANNUAL